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                                                                    EXHIBIT 10.5

                                PLEDGE AGREEMENT

            PLEDGE AGREEMENT (as amended, modified restated and/or supplemented from time to time, this "Agreement"), dated as of September 23, 2004 among each of the undersigned pledgors (each, a "Pledgor" and, together with any other entity that becomes a pledgor hereunder pursuant to Section 30 hereof, the "Pledgors") and Bank of America, N.A., as Collateral Agent (together with any successor collateral agent, the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H:

            WHEREAS, Vanguard Health Holding Company I, LLC, Vanguard Health Holding Company II, LLC ("VHS Holdco II"), Vanguard Holding Company II, Inc. (the "Co-Borrower" and, together with VHS Holdco II, the "Borrowers" and each, a "Borrower"), the lenders from time to time party thereto (the "Lenders"), Bank of America, N.A., as Administrative Agent (together with any successor Administrative Agent, the "Administrative Agent"), Citicorp North America, Inc., as Syndication Agent, General Electric Capital Corporation, LaSalle Bank, National Association and Wachovia Bank, National Association, as Co-Documentation Agents and Banc of America Securities LLC and Citigroup Global Markets Inc., as Joint Lead Arrangers and Book Runners, have entered into a Credit Agreement, dated as of September 23, 2004 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of and participation in, Letters of Credit for the account of the Borrowers, all as contemplated therein (the Lenders, each Issuing Lender, the Administrative Agent, each other Agent and the Pledgee are herein called the "Lender Creditors");

            WHEREAS, the Borrowers may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Lender Creditors, the "Secured Creditors");

            WHEREAS, pursuant to the each Guaranty, each Pledgor that is a party thereto has guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described in each such Guaranty;

            WHEREAS, VHS Holdco II, one or more Wholly-Owned Domestic Subsidiaries of VHS Holdco II and any bank (and/or one or more of its banking affiliates) reasonably acceptable to the Administrative Agent, in each case designated to the Administrative Agent in writing by VHS Holdco II as a provider of Treasury Services, (collectively, the "Treasury

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Service Creditors" and, together with the Lender Creditors and the Other
Creditors, the "Secured Creditors") in the future may enter into, a credit arrangement providing for Treasury Services (with any written agreement evidencing such credit arrangements (to the extent expressly stated therein that the liabilities and indebtedness thereunder are "Obligations" for the purposes of this Agreement), as amended, modified, supplemented, replaced or refinanced from time to time, herein called the "Treasury Services Agreement");

            WHEREAS, it is a condition precedent to (i) the making of Loans to the Borrowers, and the issuance of, and participation in, Letters of Credit for the account of the Borrowers under the Credit Agreement, (ii) the Other Creditors entering into Interest Rate Protection Agreements and Other Hedging Agreements and (iii) extension of the Treasury Services by Treasury Service Creditors, that each Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

            WHEREAS, each Pledgor will obtain benefits from the incurrence of Loans by the Borrowers, and the issuance of, and participation in, Letters of Credit for the account of the Borrowers under the Credit Agreement, the entering into by each Borrower of Interest Rate Protection Agreements or Other Hedging Agreements and the extension of Treasury Services to VHS Holdco II and its Wholly-Owned Domestic Subsidiaries and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to the Borrowers and issue, and/or participate in, Letters of Credit for the account of the Borrowers, the Other Creditors to enter into Interest Rate Protection Agreements or Other Hedging Agreements with each Borrower and the Treasury Service Creditors to extend Treasury Services to VHS Holdco II and its Wholly-Owned Domestic Subsidiaries;

            NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

            1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

            (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest, reimbursement obligations under Letters of Credit, fees, costs and indemnities (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) of each Pledgor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which such Pledgor is a party (including, in the case of each Assignor that is a Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under the Guaranty to which it is a party) and

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      the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations");

            (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Pledgor to the Other Creditors under, or with respect to (including, in the case of each Pledgor that is a Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under the Guaranty to which it is a party), each Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness described in this clause
      (ii) being herein collectively called the "Other Obligations");

            (iii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Pledgor to the Treasury Service Creditors with respect to Treasury Services, whether such Treasury Services are now in existence or hereafter arising in each case pursuant to any Treasury Services Agreement (all such obligations, liabilities and indebtedness described in this clause (iii) being herein collectively called the "Treasury Service Obligations");

            (iv) any and all sums advanced by the Pledgee in order to preserve the Collateral or preserve its security interest in the Collateral;

            (v) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clauses (i), (ii) and (iii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs;

            (vi) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement; and

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            (vii) all amounts owing to any Agent pursuant to any of the Credit
      Documents in its capacity as such;

all such obligations, liabilities, indebtedness, sums and expenses set forth in clauses (i) through (vii) of this Section 1 being herein collectively called the "Obligations", it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

            2. DEFINITIONS. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

            (b) The following capitalized terms used herein shall have the definitions specified below:

            "Administrative Agent" has the meaning set forth in the Recitals hereto.

            "Adverse Claim" has the meaning given such term in Section 8-102(a)(1) of the UCC.

            "Agreement" has the meaning set forth in the first paragraph hereof.

            "Certificated Security" has the meaning given such term in Section 8-102(a)(4) of the UCC.

            "Clearing Corporation" has the meaning given such term in Section 8-102(a)(5) of the UCC.

            "Co-Borrower" has the meaning provided in the Recitals hereto.

            "Collateral" has the meaning set forth in Section 3.1 hereof.

            "Collateral Accounts" means any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

            "Credit Agreement" has the meaning set forth in the Recitals hereto.

            "Credit Document Obligations" has the meaning set forth in Section 1 hereof.

            "Domestic Corporation" has the meaning set forth in the definition of "Stock."

            "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

            "Financial Asset" has the meaning given such term in Section 8-102(a)(9) of the UCC.

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            "Foreign Corporation" has the meaning set forth in the definition of
"Stock."

            "Indemnitees" has the meaning set forth in Section 11 hereof.

            "Instrument" has the meaning given such term in Section 9-102(a)(47) of the UCC.

            "Investment Property" has the meaning given such term in Section 9-102(a)(49) of the UCC.

            "Lender Creditors" has the meaning set forth in the Recitals hereto.

            "Lenders" has the meaning set forth in the Recitals hereto.

            "Limited Liability Company Assets" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

            "Limited Liability Company Interests" means the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company.

            "Non-Voting Stock" means all Equity Interests which are not Voting Stock.

            "Notes" means all intercompany notes among the Borrower and its Subsidiaries and all other promissory notes evidencing Indebtedness equal to or greater than $1,000,000 from time to time issued to, or held by, any Pledgor.

            "Obligations" has the meaning set forth in Section 1 hereof.

            "Other Creditors" has the meaning set forth in the Recitals hereto.

            "Other Obligations" has the meaning set forth in Section 1(ii) hereof.

            "Partnership Assets" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

            "Partnership Interest" means the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

            "Pledged Notes" has the meaning set forth in Section 3.5 hereof.

            "Pledgee" has the meaning set forth in the first paragraph hereof.

            "Pledgor" has the meaning set forth in the first paragraph hereof.

            "Proceeds" has the meaning given such term in Section 9-102(a)(64) of the UCC.

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            "Required Lenders" has the meaning given such term in the Credit
Agreement.

            "Secured Creditors" has the meaning set forth in the Recitals hereto.

            "Securities Intermediary" shall have the meaning given such term in
Section 8-102(14) of the UCC.

            "Secured Debt Agreements" shall mean and includes (i) this Agreement, (ii) the other Credit Documents, (iii) the Interest Rate Protection Agreements and Other Hedging Agreements entered into with any Other Creditors and (iv) the Treasury Service Agreement.

            "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

            "Security" and "Securities" has the meaning given such term in
Section 8-102(a)(15) of the UCC and shall in any event include all Stock and Notes.

            "Security Entitlement" has the meaning given such term in Section 8-102(a)(17) of the UCC.

            "Stock" means (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any corporation at any time owned by any Pledgor of any Domestic Corporation and (y) with respect to corporations not Domestic Corporations (each a "Foreign Corporation"), all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Foreign Corporation.

            "Termination Date" has the meaning set forth in Section 20 hereof.

            "Treasury Service Agreement" has the meaning set forth in the Recitals hereto.

            "Treasury Service Creditors" has the meaning set forth in the Recitals hereto.

            "Treasury Service Obligations" has the meaning set forth in Section 1(iii) hereof.

            "Treasury Services" means treasury, depositary or cash management services (including, without limitation overnight overdraft services) provided to VHS Holdco II and its Wholly-Owned Domestic Subsidiaries by the Treasury Service Creditors, and automated clearinghouse transfers of funds to, the Treasury Service Creditors, in each case pursuant to uncommitted lines of credit.

            "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

            "Uncertificated Security" has the meaning given such term in Section 8-102(a)(18) of the UCC.

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            "VHS Holdco II" has the meaning set forth in the Recitals hereto.

            "Voting Stock" means all classes of Equity Interests of any Foreign Subsidiary entitled to vote.

            3. PLEDGE OF SECURITIES, ETC.

            3.1 Pledge. To secure the Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest (subject to those Liens permitted to exist with respect to the Collateral pursuant to the terms of all Secured Debt Agreements then in effect) in favor of the Pledgee for the benefit of the Secured Creditors in, all of its right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

            (a) each of the Collateral Accounts (to the extent a security interest therein is not created pursuant to the Security Agreement), including any and all assets of whatever type or kind deposited by such Pledgor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

            (b) all Securities owned or held by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities;

            (c) all Limited Liability Company Interests owned by such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

                  (A) all the capital thereof and its interest in all profits, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

                  (B) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement, operating agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                  (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company

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            agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                  (D) all present and future claims, if any, of such Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;

                  (E) all of such Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default); and

                  (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

            (d) all Partnership Interests owned by such Pledgor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

                  (A) all the capital thereof and its interest in all profits, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

                  (B) all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement, operating agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                  (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or

                                      -8-
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            operating agreement, or at law or otherwise in respect of such
            Partnership Interests;

                  (D) all present and future claims, if any, of such Pledgor against any such partnership for moneys loaned or advanced, for services rendered or otherwise;

                  (E) all of such Pledgor's rights under any partnership
            agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default); and

                  (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

            (e) all Security Entitlements of such Pledgor from time to time in any and all of the foregoing;

            (f) all Financial Assets and Investment Property of such Pledgor from time to time; and

            (g) all Proceeds of any and all of the foregoing.

      Notwithstanding anything to the contrary contained in this Section 3.1,
(w) Vanguard Health Management, Inc. shall not be required to pledge any Equity Interests in Healthcare Airplane Group LLC; provided that (i) Healthcare Airplane Group LLC shall be dissolved on or prior to December 31, 2004 or such later date as the Collateral Agent may agree in its sole discretion and (ii) if Healthcare Airplane Group LLC is not dissolved prior to such time, such Equity Interests shall be pledged hereunder pursuant to the provisions hereof, (x) no Pledgor shall be required to pledge any equity interests in any Health Care Joint Venture acquired in accordance with Section 9.15 of the Credit Agreement if the equity interests of such Health Care Joint Venture owned by all Pledgors has an aggregate investment cost of less than $2,000,000, (y) the pledge hereunder of the Equity Interests of any Foreign Subsidiary by a Pledgor (to the

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extent that such Pledgor is not a Foreign Subsidiary) shall be limited solely to no more than 65% of the Voting Stock and 100% of the Non-Voting Stock of such Pledgor's "first tier" Foreign Subsidiaries and (z) the equity interests of such Pledgor in The 6300 West Roosevelt Partnership and South Texas MRI Ltd. shall not be required to be pledged hereunder so long as the requisite consents to allow such pledge have not been obtained; provided that (i) the Pledgors agree to use their commercially reasonable efforts to obtain such consents and (ii) if any such consent is obtained, the Equity Interests of the entity for which such consent has been obtained shall be pledged hereunder pursuant to the provisions hereof.

            3.2. Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) for the benefit of the Pledgee and the Secured Creditors:

            (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary) such Pledgor shall physically deliver such Certificated Security to the Pledgee, endorsed to the Pledgee or endorsed in blank;

            (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary) such or Securities Intermediary), such Pledgor shall cause (or, in the case of an Uncertificated Security issued by a Person which is not a Subsidiary of such Pledgor, shall use its reasonable best efforts to cause) the issuer of such Uncertificated Security to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the Secured Creditors substantially in the form of Annex H hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

            (iii) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Interest credited on the books of a Clearing Corporation or Securities Intermediary), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for the purposes of the UCC, the procedure set forth in Section 3.2(a)(i) hereof, and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate and is not a Security for the purposes of the UCC, the procedure set forth in Section 3.2(a)(ii) hereof; and

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            (iv) with respect to any Note, physical delivery of such Note to the
      Pledgee, endorsed to the Pledgee or endorsed in blank.

            (b) In addition to the actions required to be taken pursuant to
Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Securities and Collateral:

            (i) with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), the respective Pledgor shall take all actions as may be reasonably requested from time to time by the Pledgee so that "control" of such Collateral is obtained (to the greatest extent feasible in the case of any Collateral constituting a partnership or membership interest in any Person which is not a Subsidiary of any Pledgor) and at all times held by the Pledgee, provided that no Pledgor shall be required to obtain a "control agreement" with a Securities Intermediary or a Clearing Corporation; and

            (ii) each Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC).

            3.3 Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, stock dividend, distribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to
Section 3.1 hereof and, furthermore, such Pledgor will thereafter take (or cause to be taken) all action (as promptly as practicable and, in any event, within 15 Business Days after it obtains such Collateral) with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by an authorized officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes A through G hereto as are necessary to cause such Annexes to be complete and accurate at such time. Without limiting the foregoing, each Pledgor shall be required to pledge hereunder any shares of stock at any time and from time to time after the date hereof acquired by such Pledgor of any Foreign Subsidiary, provided that
(x) no Pledgor shall be required to pledge any equity interests in any Health Care Joint Venture acquired in accordance with Section 9.15 of the Credit Agreement if the equity interests of such Health Care Joint Venture owned by all Pledgors has an aggregate investment cost of less than $2,000,000 and (y) the pledge hereunder of the Equity Interests of any Foreign Subsidiary by a Pledgor (to the extent that such Pledgor is not a Foreign Subsidiary) shall be limited solely to no more than

65% of the Voting Stock and 100% of the Non-Voting Stock of such Pledgor's "first tier" Foreign Subsidiaries.

            3.4 Transfer Taxes. Each pledge of Collateral under Section 3.1 or
Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

            3.5 Definition of Pledged Notes. All Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes."

            3.6 Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the date hereof: (i) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex B hereto; (ii) the Stock (and any warrants or options to purchase Stock) held by such Pledgor consists of the number and type of shares of the stock (or warrants or options to purchase any stock) of the corporations as described in Annex C hereto; (iii) such Stock referenced in clause (ii) of this paragraph constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex C hereto; (iv) the Notes held by such Pledgor consist of the promissory notes described in Annex D hereto where such Pledgor is listed as the lender; (v) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (vi) each such Limited Liability Company Interest referenced in clause (v) of this paragraph constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex E hereto; (vii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex F hereto;
(viii) each such Partnership Interest referenced in clause (vii) of this paragraph constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex F hereto; (ix) the address of each chief executive office of such Pledgor is listed on Annex G hereto; (x) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) hereof with respect to each item of Collateral described in Annexes C through F hereto; and (xi) on the date hereof, such Pledgor owns no other Securities, Stock, Notes, Limited Liability Company Interests or Partnership Interests.

            4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

            5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing any Event of Default, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate or result in a breach of any covenant contained in any Secured Debt Agreement, or which would have the effect of impairing in any material respect the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor in the Collateral, unless expressly permitted by the terms of the Secured Debt

Agreements. All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing, and Section 7 hereof shall become applicable.

            6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing an Event of Default, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

            (i) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property paid or distributed by way of dividend or otherwise in respect of the Collateral (except for cash dividends, unless an Event of Default is continuing at the time of payment thereof);

            (ii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement (except for cash dividends, unless an Event of Default is continuing at the time of payment thereof); and

            (iii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization (except for cash dividends, unless an Event of Default is continuing at the time of payment thereof).

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 or Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

            7. REMEDIES IN CASE OF AN EVENT OF DEFAULT. If there shall have occurred and be continuing an Event of Default, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the UCC as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

            (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the respective Pledgor;

            (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

            (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

            (iv) to vote (and exercise all rights and powers in respect of voting) all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

            (v) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement, or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise purchase or dispose (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided at least 10 days' written notice of the time and place of any such sale shall be given to the respective Pledgor. The Pledgee shall not be obligated to consummate any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security or the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

            (vi) to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

            8. REMEDIES, ETC., CUMULATIVE. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, in each case, acting upon the instructions of the Required Secured Creditors, and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement and the Security Agreement.

            9. APPLICATION OF PROCEEDS. (1) All monies collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other monies received by the Pledgee hereunder, shall be applied in the manner provided in the Security Agreement.

            (b) It is understood and agreed that each Pledgor shall remain jointly and severally liable with respect to its Obligations to the extent of any deficiency between the amount of the proceeds of the Collateral pledged by it hereunder and the aggregate amount of such Obligations.

            10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making such sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

            11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee in such capacity and each other Secured Creditor and their respective successors, assigns, employees, agents, affiliates and servants (individually an "Indemnitee," and collectively the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all costs and expenses, including reasonable attorneys' fees, in each case growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any claims, demands, losses, judgments and liabilities or expenses to the extent incurred by reason of gross negligence or willful misconduct of such Indemnitee as determined by a non-appealable decision by a court of competent jurisdiction). In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this
Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of each Pledgor contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all the

Notes issued under the Credit Agreement, the termination of all Interest Rate Protection Agreements and Other Hedging Agreements and Letters of Credit, the termination of all Treasury Services and repayment of all Treasury Service Obligations, and the payment of all other Obligations and notwithstanding the discharge thereof.

            12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or of a partner of any partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor, and Pledgor and/or any other Person.

            (b) Except as provided in the last sentence of paragraph (a) of this
Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 12.

            (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

            (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

            13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in authenticating and, at such Pledgor's own expense, file and refile under the UCC or other applicable law such financing statements, continuation statements and other documents, in form reasonably acceptable to the Pledgee, in such offices as the Pledgee (acting on its own or on the instructions of the Required Secured Creditors) may reasonably deem necessary or advisable and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral (including, without limitation, (x) financing statements which list the Collateral specifically and/or "all assets" as collateral and (y) "in lieu of" financing statements) without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

            (b) Each Pledgor hereby constitutes and appoints the Pledgee its true and lawful attorney-in-fact, irrevocably, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's reasonable discretion, to act, require, demand, receive and give acquittance for any and all monies and claims for monies due or to become due to such Pledgor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest.

            14. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood, acknowledged and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

            15. TRANSFER BY THE PLEDGORS. Except as permitted (i) prior to the date all Credit Document Obligations have been paid in full and all Commitments under the Credit Agreement have been terminated pursuant to the Credit Agreement (and no further Incremental Term Loan Commitments may be requested or provided under the Credit Agreement), and (ii) thereafter, pursuant to the other Secured Debt Agreements, no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein.

            16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. (a) Each Pledgor represents, warrants and covenants that:

            (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all Collateral purported to be owned by it consisting of one or more Securities and that it has sufficient interest in all Collateral purported to be owned by it in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement and Permitted Liens of the type described in Section 9.01(i),
      (ii) or (xxiii) of the Credit Agreement);

            (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

            (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

            (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement, (c) the perfection or enforceability of the Pledgee's security interest in the Collateral or (d) the exercise by the Pledgee of any of its rights or remedies provided herein, except (1) in the case of preceding clause (d), for compliance with or as may be required by applicable securities laws and (2) in the case of preceding clauses (a), (b) and (d), as could not, either individually or in the aggregate, be expected to have a material adverse effect on the business, assets, liabilities, operations or condition (financial or otherwise) of VHS Holdco I and its Subsidiaries taken as a whole;

            (v) the execution, delivery and performance of this Agreement (a) will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or of the certificate of incorporation, operating agreement, limited liability company agreement, partnership agreement or by-laws of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other material contract, agreement or instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets except to the extent that any such violation described in this clause (a) could not, either individually or in the aggregate, reasonably be expected to result in a material adverse effect on the business, assets, liabilities, operations or condition (financial or otherwise) of VHS Holdco I and its Subsidiaries taken as a whole and (b) will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement;

            (vi) all of the Collateral pledged by it that consists of Securities, Limited Liability Company Interests or Partnership Interests has been duly and validly issued and acquired, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

            (vii) each of the Pledged Notes pledged by it constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles

      (regardless of whether enforcement is sought in equity or at law); it being understood that the representation and warranty made by each Pledgor pursuant to this clause (vii) with respect to Pledge Notes issued by a Person that is not a Subsidiary of such Pledgor shall only be made to the best of such Pledgor knowledge;

            (viii) the pledge, collateral assignment and delivery to the Pledgee of the Collateral consisting of Certificated Securities, and Pledged Notes pursuant to this Agreement creates a valid and perfected first priority security interest in such Certificated Securities, and Pledged Notes, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities, and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

            (ix) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all of such Pledgor's Collateral consisting of Securities (including, without limitation, Notes which are Securities) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC, except to the extent that the obligation of the applicable Pledgor to provide the Pledgee with "control" of such Collateral has not yet arisen under this Agreement; provided that in the case of the Pledgee obtaining "control" over Collateral consisting of a Security Entitlement, such Pledgor shall not be required to have taken all steps in its control so that the Pledgee obtains "control" over such Security Entitlement.

            (b) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to such Pledgor's Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee by such Pledgor as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

            (c) Each Pledgor which is a limited liability company or a partnership (and each Pledgor which is a direct parent of any such limited liability company or partnership) covenants and agrees that it will not, without 15 days prior written notice to the Pledgee, amend or modify (or allow to be amended or modified) any limited liability company agreement, partnership agreement or other organizational document of such limited liability company or partnership in any manner which causes the Limited Liability Company Interests or Partnership Interests of such limited liability company or partnership, as the case may be, to be treated as a "security" governed under Article 8 of the UCC; provided that nothing herein shall prohibit any Pledgor from creating or acquiring limited liability companies or partnerships in compliance with the Credit Agreement whose equity interests are treated as "securities" governed under Article 8 of the UCC so long as the relevant procedures under Section 3.2 hereof are taken at the time of any such creation or acquisition.

            17. LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY); JURISDICTION

OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; CHANGES THERETO; ETC. The exact legal name of each Pledgor, the type of organization of such Pledgor, whether or not such Pledgor is a Registered Organization, the jurisdiction of organization of such Pledgor, such Pledgor's Location, the organizational identification number (if any) of each Pledgor, and whether or not such Pledgor is a Transmitting Utility, is listed on Annex A hereto for such Pledgor. No Pledgor shall change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any), except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) any Pledgor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Pledgee not less than 15 days' prior written notice of each change to the information listed on Annex A (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex A which shall correct all information contained therein for such Pledgor, and (ii) in connection with the respective such change or changes, it shall have taken all action reasonably requested by the Pledgee to maintain the security interests of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that any Pledgor does not have an organizational identification number on the date hereof and later obtains one, such Pledgor shall promptly thereafter deliver a notification to the Pledgee of such organizational identification number and shall take all actions reasonably satisfactory to the Pledgee to the extent necessary to maintain the security interest of the Pledgee in the Collateral intended to be granted hereby fully perfected and in full force and effect.

            18. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement pursuant to Section 20 hereof), including, without limitation:

            (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any Secured Debt Agreement (other than this Agreement in accordance with its terms), or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

            (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement (other than a waiver, consent or extension with respect to this Agreement in accordance with its terms);

            (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

            (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

            (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

            19. REGISTRATION, ETC. If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7 hereof, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act,
(ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

            20. TERMINATION; RELEASE. (a) On the Termination Date (as defined below), this Agreement and the security interest created hereby shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of such Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments (including UCC termination statements) acknowledging the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance), and will assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security, a Partnership Interest or a Limited Liability Company Interest (other than an Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to
Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section

3.2(a)(iii)(2). As used in this Agreement, "Termination Date" shall mean the date upon which the Commitments under the Credit Agreement have been terminated, all Interest Rate Protection Agreements and Other Hedging Agreements entitled to the benefits of this Agreement have been terminated, all Treasury Services have been terminated and all outstanding obligations thereunder and under the Treasury Services Agreement have been paid in full, no Letter of Credit or Note (as defined in the Credit Agreement) is outstanding (and all Loans have been paid in full), all Letters of Credit have been terminated, no further Incremental Term Loan Commitments may be requested by the Borrower or provided by any Lender or any other Person, and all other Obligations (other than indemnities described in Section 11 hereof and described in Section 14.01 of the Credit Agreement, and any other indemnities set forth in any other Security Documents, in each case which are not then due and payable) then due and payable have been paid in full.

            (b) In the event that any part of the Collateral is sold, transferred or otherwise disposed of (to a Person other than a Credit Party) (x) at any time prior to the time at which all Credit Document Obligations have been paid in full and all Commitments and Letters of Credit under the Credit Agreement have been terminated (and no further Incremental Term Loan Commitments may be requested or provided under the Credit Agreement), in connection with a sale or disposition permitted by Section 9.02 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 14.12 of the Credit Agreement) or (y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clauses (x) and (y), the proceeds of such sale, transfer or other disposition (or from such release) are applied in accordance with the terms of the Credit Agreement or such other Secured Debt Agreement, as the case may be, to the extent required to be so applied, the Pledgee, at the request and expense of such Pledgor, will promptly execute and deliver such documentation, including termination or partial release statements and the like in connection therewith and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold, transferred or otherwise disposed of or released and as may be in the possession of the Pledgee (or, in the case of Collateral held by any sub-agent designated pursuant to Section 4 hereof, such sub-agent) and has not theretofore been released pursuant to this Agreement. Furthermore, upon the release of any Subsidiary Guarantor from the Subsidiaries Guaranty in accordance with the provisions thereof, such Pledgor (and the Collateral at such time pledged by the respective Pledgor pursuant hereto) shall be released from this Agreement).

            (c) At any time that any Pledgor desires that the Pledgee assign, transfer and deliver Collateral (and releases therefor) as provided in the foregoing Section 20(a) or (b), it shall deliver to the Pledgee (and the relevant sub-agent, if any, designated pursuant to Section 4 hereof) a certificate signed by an authorized officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to such Section 20(a) or (b). At any time that the Borrower or the respective Pledgor desires that a Subsidiary of the Borrower which has been released from the Subsidiaries Guaranty be released hereunder as provided in the last sentence of Section 20(b), it shall deliver to the Pledgee a certificate executed by a principal executive officer of the Borrower and the respective Pledgor stating that the release of the respective Pledgor (and its Collateral) is permitted pursuant to such Section 20(b).

            (d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in the absence of gross negligence and willful misconduct believes to be in accordance with) this Section 20.

            21. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Pledgee or any Pledgor shall not be effective until received by the Pledgee or such Pledgor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

            (a) if to any Pledgor, at;

                c/o Vanguard Health Systems, Inc.
                20 Burton Hills Boulevard
                Suite 100
                Nashville, TN 37215
                Telephone No.: (615) 665-6000
                Facsimile No.: (615) 665-6099
                Attention: Joseph D. Moore

            (b) if to the Pledgee, at:

                Bank of America, N.A.
                Agency Management
                Mail Code: CA5-701-05-19
                1455 Market Street
                San Francisco, CA 94103-1399
                Attention: Annie Cuenco
                Telephone: (415) 436-4008
                Facsimile: (415) 503-5007
                Email: anna.cuenco@bankofamerica.com

                With a copy to:
                Bank of America, N.A.
                Mail Code: NC1-007-17-11
                100 N. Tryon Street
                Charlotte, NC 28255-0001
                Attention: Kevin R. Wagley
                Telephone: (704) 388-6006
                Facsimile: (704) 409-0097

                  Email: Kevin.r.wagley@bankofamerica.com

            (c) if to any Lender Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement, or (y) at such address as such Lender Creditor shall have specified in its Administrative Questionnaire;

            (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Pledgors and the Pledgee;

            (e) if to any Treasury Service Creditor, at such address as such Treasury Service Creditor shall have specified in writing to the Pledgors and the Pledgee

            (f) or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

            22. WAIVER; AMENDMENT. Except as provided in Sections 20 and 30 hereof, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in accordance with the requirements specified in the Security Agreement.

            23. SUCCESSORS AND ASSIGNS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 20, (ii) be binding upon each Pledgor, its successors and assigns; provided, however, that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Required Secured Creditors), and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Secured Creditors and their respective successors, transferees and assigns. All agreements, statements, representations and warranties made by each Pledgor herein or in any certificate or other instrument delivered by such Pledgor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

            24. HEADINGS DESCRIPTIVE. The headings of the several Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

            25. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS

AGREEMENT, EACH PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PLEDGOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PLEDGOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH PLEDGOR. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH PLEDGOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 21 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PLEDGEE UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PLEDGOR IN ANY OTHER JURISDICTION.

            (b) EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            26. PLEDGOR'S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Pledgor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Pledgee shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, except for the safekeeping of Collateral actually in the Pledgee's possession, nor shall the Pledgee be required or obligated in any manner to perform or fulfill any of the obligations of any Pledgor under or with respect to any Collateral.

            27. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Pledgor and the Pledgee.

            28. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            29. RECOURSE. This Agreement is made with full recourse to each Pledgor and pursuant to and upon all the representations, warranties, covenants and agreements on the part of such Pledgor contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

            30. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of the Borrower that is required to become a party to this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Credit Document, shall become a Pledgor hereunder by (x) executing a counterpart hereof and delivering same to the Pledgee or a Joinder Agreement substantially in the form of Exhibit M to the Credit Agreement, (y) delivering supplements to Annexes A through G, hereto as are necessary to cause such annexes to be complete and accurate with respect to such additional Pledgor on such date and (z) taking all actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions required above to be taken to the reasonable satisfaction of the Pledgee.

            31. LIMITED OBLIGATIONS. It is the desire and intent of each Pledgor and the Secured Creditors that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, it is noted that the obligations of each Pledgor constituting a Subsidiary Guarantor have been limited as provided in the Subsidiaries Guaranty.

            32. TREASURY SERVICES OBLIGATIONS AS "SENIOR DEBT". The parties hereto hereby acknowledge and agree that the Treasury Services Obligations are
(i) "Senior Indebtedness" for the purposes of the Existing Senior Subordinated Note Documents, (ii) "Senior Debt" for the purposes of the New Senior Subordinated Note Documents or (iii) any similar term for the purposes of any Permitted Senior Subordinated Note Documents.

                                     * * * *

            IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                        VANGUARD HEALTH HOLDING COMPANY I, LLC
                        VANGUARD HOLDING COMPANY I, INC.
                        VANGUARD HEALTH HOLDING COMPANY II, LLC
                        VANGUARD HOLDING COMPANY II, INC.
                        VHS ACQUISITION CORPORATION
                        VHS OF PHOENIX, INC.
                        VHS OUTPATIENT CLINICS, INC.
                        VHS OF ARROWHEAD, INC.
                        VHS OF SOUTH PHOENIX, INC.
                        VHS IMAGING CENTERS, INC.
                        VHS OF ANAHEIM, INC.
                        VHS OF ORANGE COUNTY, INC.
                        VHS HOLDING COMPANY, INC.
                        VHS OF HUNTINGTON BEACH, INC.
                        VHS OF ILLINOIS, INC.
                        MACNEAL HEALTH PROVIDERS, INC.
                        MACNEAL MANAGEMENT SERVICES, INC.
                        MIDWEST CLAIMS PROCESSING, INC.
                        PROS TEMPORARY STAFFING, INC.
                        WATERMARK PHYSICIAN SERVICES,INC.
                        VHS GENESIS LABS, INC.
                        MACNEAL MEDICAL RECORDS, INC.
                        VANGUARD HEALTH MANAGEMENT, INC.
                        VANGUARD HEALTH FINANCIAL COMPANY, INC.
                        VHS ACQUISITION SUBSIDIARY NUMBER 1, INC.
                        VHS ACQUISITION SUBSIDIARY NUMBER 2, INC.
                        VHS ACQUISITION SUBSIDIARY NUMBER 4, INC.
                        VHS ACQUISITION SUBSIDIARY NUMBER 5, INC.
                        VHS ACQUISITION SUBSIDIARY NUMBER 8, INC.
                        HOSPITAL DEVELOPMENT OF WEST PHOENIX, INC.

                        each as a Pledgor

                        By: /s/ Joseph D. Moore
                            ---------------------------------------------
                            Title: Executive Vice President,
                                   Chief Financial Officer and Treasurer

                        Duly authorized to sign on behalf of
                        each of the foregoing entities

                        THE ANAHEIM VHS LIMITED PARTNERSHIP,
                        as a Pledgor

                        By: VHS of Anaheim, Inc., its General Partner

                        By: /s/ Joseph D. Moore
                            ---------------------------------------------
                            Title: Executive Vice President,
                                   Chief Financial Officer and Treasurer

                        THE HUNTINGTON BEACH VHS LIMITED PARTNERSHIP, as a Pledgor

                        By: VHS of Huntington Beach, Inc., its General Partner

                        By: /s/ Joseph D. Moore
                            ---------------------------------------------
                            Title: Executive Vice President,
                                   Chief Financial Officer and Treasurer

                        HEALTHCARE COMPLIANCE, L.L.C.,
                        as a Pledgor

                        By: Vanguard Health Management, Inc., its Member

                        By: /s/ Joseph D. Moore
                            ---------------------------------------------
                            Title: Executive Vice President,
                                   Chief Financial Officer and Treasurer

                        THE VHS ARIZONA IMAGING CENTERS LIMITED
                        PARTNERSHIP, as a Pledgor

                        By: VHS Imaging Centers, Inc., its General Partner

                        By: /s/ Joseph D. Moore
                            ---------------------------------------------
                            Title: Executive Vice President,
                                   Chief Financial Officer and Treasurer

                        VHS SAN ANTONIO PARTNERS, L.P.,
                        as a Pledgor

                        By: VHS Acquisition Subsidiary Number 5,
                            Inc., as General Partner

                        By: /s/ Joseph D. Moore
                            ---------------------------------------------
                            Title: Executive Vice President,
                                   Chief Financial Officer and Treasurer

Accepted and Agreed to:

BANK OF AMERICA, N.A.,
 as Administrative Agent

By: /s/ Kevin Wagley
    -------------------------
    Title: Principal

BANK OF AMERICA, N.A.,
 as Collateral Agent

By: /s/ Kevin Wagley
    -------------------------
    Title: Principal

                                                                         Annex A
                                                                              to
                                                                PLEDGE AGREEMENT

                  SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION
                  (AND WHETHER A REGISTERED ORGANIZATION AND/OR
             A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,
               LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS

                                                                                 Pledgor's
                                                                               Organization
                                                                              Identification
                       Registered                       Pledgor's Location      Number (or,
Exact Legal Name of   Organization?   Jurisdiction of   (for purposes of NY   if it has none,      Transmitting
   Each Pledgor         (Yes/No)       Organization      UCC Section 9-307)    so indicate)     Utility? (Yes/No)
   ------------         --------       ------------     -------------------    ------------     -----------------

                                                                         ANNEX B
                                                                              to
                                                                PLEDGE AGREEMENT

                            SCHEDULE OF SUBSIDIARIES

                                                        Jurisdiction of
     Entity                 Ownership                    Organization
     ------                 ---------                    ------------

                                                                         ANNEX C
                                                                              to
                                                                PLEDGE AGREEMENT

                                SCHEDULE OF STOCK

1.    [PLEDGOR]

                                                                                                   Sub-clause of
Name of                                                                                            Section 3.2(a)
Issuing                  Type of           Number of          Certificate       Percentage           of Pledge
Corporation               Shares            Shares               No.(1)          Owned(2)            Agreement
-----------               ------            ------               ------          --------            ---------

2.    [ADDITIONAL PLEDGOR(S)]

                                                                                                   Sub-clause of
Name of                                                                                            Section 3.2(a)
Issuing                  Type of           Number of          Certificate       Percentage           of Pledge
Corporation               Shares            Shares                No.             Owned              Agreement
-----------               ------            ------                ---             -----              ---------

------------------------

(1)   Specify if uncertificated.

(2) Specify for each Foreign Subsidiary the percentage owned of (x) Voting Stock and (y) Non-Voting Stock.

                                                                         ANNEX D
                                                                              to
                                                                PLEDGE AGREEMENT

                                SCHEDULE OF NOTES

1.    [PLEDGOR]

                                                                                            Sub-clause of
                                                                                           Section 3.2(a)
          Amount                  Maturity Date                 Obligor                  of Pledge Agreement
          ------                  -------------                 -------                  -------------------

2.    [ADDITIONAL PLEDGOR(S)]

                                                                                            Sub-clause of
                                                                                           Section 3.2(a)
          Amount                  Maturity Date                 Obligor                  of Pledge Agreement
          ------                  -------------                 -------                  -------------------

                                                                         ANNEX E
                                                                              to
                                                                PLEDGE AGREEMENT

                 SCHEDULE OF LIMITED LIABILITY COMPANY INTERESTS

1.    [PLEDGOR]

       Name of                                              Sub-clause of
   Issuing Limited       Type of                            Section 3.2(a)
  Liability Company      Interest     Percentage Owned   of Pledge Agreement
  -----------------      --------     ----------------   -------------------

2.    [ADDITIONAL PLEDGOR(S)]

       Name of                                              Sub-clause of
   Issuing Limited       Type of                            Section 3.2(a)
  Liability Company      Interest     Percentage Owned   of Pledge Agreement
  -----------------      --------     ----------------   -------------------

                                                                         ANNEX F
                                                                              to
                                                                PLEDGE AGREEMENT

                        SCHEDULE OF PARTNERSHIP INTERESTS

1.    [PLEDGOR]

                                                            Sub-clause of
       Name of          Type of                             Section 3.2(a)
Issuing Partnership     Interest      Percentage Owned   of Pledge Agreement
-------------------     --------      ----------------   -------------------

2.    [ADDITIONAL PLEDGOR(S)]

                                                            Sub-clause of
       Name of          Type of                             Section 3.2(a)
Issuing Partnership     Interest      Percentage Owned   of Pledge Agreement
-------------------     --------      ----------------   -------------------

                                                                         ANNEX G
                                                                              to
                                                                PLEDGE AGREEMENT

                       SCHEDULE OF CHIEF EXECUTIVE OFFICES

  Name of Pledgor                     Address(es) of Chief Executive Office(1)
  ---------------                     -------------------------------------

-------------------

(1) For each Pledgor, list the address of its chief executive office on the date of the Security Agreement and each other location (if any) of its chief executive office in the four calendar months preceding said date.

                                                                         ANNEX H
                                                                              to
                                                                PLEDGE AGREEMENT

    Form of Agreement Regarding Uncertificated Securities, Limited Liability
                   Company Interests and Partnership Interests

            AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this "Agreement"), dated as of [_______ __, 20__], among the undersigned pledgor (the "Pledgor"), Bank of America, N.A., not in its individual capacity but solely as Collateral Agent (the "Pledgee"), and [__________], as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the "Issuer").

                              W I T N E S S E T H :

            WHEREAS, the Pledgor, certain of its affiliates and the Pledgee have entered into a Pledge Agreement, dated as of September 23, 2004 (as amended, modified, restated and/or supplemented from time to time, the "Pledge Agreement"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), the Pledgor has or will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of the Pledgor in and to any and all ["uncertificated securities" (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) ("Uncertificated Securities")] [Partnership Interests (as defined in the Pledge Agreement)] [Limited Liability Company Interests (as defined in the Pledge Agreement)], from time to time issued by the Issuer, whether now existing or hereafter from time to time acquired by the Pledgor (with all of such [Uncertificated Securities] [Partnership Interests] [Limited Liability Company Interests] being herein collectively called the "Issuer Pledged Interests"); and

            WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement;

            NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and, following its receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Issuer Pledged Interests, not to comply with any instructions or orders regarding any or all of the

                                                                         Annex H
                                                                          Page 2

Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

            2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

            3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests consisting of capital stock of a corporation are fully paid and nonassessable.

            4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

               Bank of America, N.A.
               Agency Management
               Mail Code: CA5-701-05-19
               1455 Market Street
               San Francisco, CA 94103-1399
               Attention: Annie Cuenco
               Telephone: (415) 436-4008
               Facsimile: (415) 503-5007
               Email: anna.cuenco@bankofamerica.com

               With a copy to:
               Bank of America, N.A.
               Mail Code: NC1-007-17-11
               100 N. Tryon Street
               Charlotte, NC 28255-0001
               Attention: Kevin R. Wagley
               Telephone: (704) 388-6006
               Facsimile: (704) 409-0097
               Email: Kevin.r.wagley@bankofamerica.com

            5. Following its receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Issuer Pledged Interests and until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgee only by wire transfers to such account as the Pledgee shall instruct.

                                                                         Annex H
                                                                          Page 3

            6. Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied, cabled or sent by overnight courier, be effective when deposited in the mails or delivered to overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Pledgee or the Issuer shall not be effective until received. All notices and other communications shall be in writing and addressed as follows:

            (a) if to the Pledgor, at:

                c/o Vanguard Health Systems, Inc.
                20 Burton Hills Boulevard
                Suite 100
                Nashville, TN 37215
                Telephone No.: (615) 665-6000
                Facsimile No.: (615) 665-6099
                Attention: Joseph D. Moore

            (b) if to the Pledgee, at the address given in Section 4 hereof;

            (c) if to the Issuer, at:

                ___________________________
                ___________________________
                ___________________________

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this
Section 6, "Business Day" means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

            7. This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and the Pledgor.

            8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

                                                                         Annex H
                                                                          Page 4

            IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                               [________________________],
                                 as Pledgor

                               By_________________________________________
                                 Name:
                                 Title:

                               BANK OF AMERICA, N.A.,
                                 not in its individual capacity but solely as Collateral Agent and Pledgee

                               By_________________________________________
                                 Name:
                                 Title:

                               [________________________],
                                 as the Issuer

                               By_________________________________________
                                 Name:
                                 Title: